Exhibit 99.1

Korro Announces Oversubscribed $85 Million Private Placement

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Financing led by new investor Venrock Healthcare Capital Partners, with participation from new and existing investors

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Proceeds support the achievement of value inflection points for multiple RNA editing programs including reporting clinical data for:
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KRRO-121 for hyperammonemia in patients with urea cycle disorders
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Korro’s GalNAc-conjugated oligonucleotide intended for patients with alpha-1 antitrypsin deficiency

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Company expects proceeds to extend cash runway into the second half of 2028

CAMBRIDGE, Mass., March 9, 2026 (GLOBE NEWSWIRE) — Korro Bio, Inc. (Korro) (Nasdaq: KRRO), a biopharmaceutical company developing a new class of genetic medicines based on editing RNA for rare and highly prevalent diseases, today announced it has entered into a subscription agreement for a private investment in public equity (PIPE) financing that is expected to result in gross proceeds of approximately $85 million to the Company, before placement agent fees and offering expenses. The PIPE financing is expected to close on or about Tuesday, March 10, 2026, subject to satisfaction of customary closing conditions.

The PIPE financing was led by Venrock Healthcare Capital Partners, and participation from new and existing investors, including ADAR1 Capital Management, Affinity Asset Advisors, Balyasny Asset Management, Driehaus Capital Management, Kalehua Capital, Lynx1 Capital Management, Nantahala Capital, and New Enterprise Associates.

Pursuant to the terms of the subscription agreement, Korro is selling an aggregate of (i) 4,501,928 shares of its common stock at a purchase price of $11.11 per share and (ii) pre-funded warrants to purchase 3,148,836 shares of its common stock at a price of $11.109 per pre-funded warrant. The pre-funded warrants have an exercise price of $0.001 per share.

The net proceeds from the PIPE financing, together with Korro’s unaudited cash, cash equivalents and marketable securities of $85.2 million as of December 31, 2025, will extend Korro’s cash runway into the second half of 2028 and advance its pipeline of potentially transformational therapies for genetic diseases being discovered by OPERA®, the Company’s novel RNA editing platform, with the remainder used for working capital and general corporate purposes. The PIPE funds clinical development milestones for key pipeline assets including clinical data for KRRO-121 and Korro’s GalNAc-conjugated alpha-1 antitrypsin deficiency (AATD) program, subject to regulatory filings. In addition, the funding enables the advancement of Korro’s longevity and liver health program targeting activation of the AMPKγ1 pathway.

Citigroup along with Cantor, Oppenheimer & Co., and William Blair are acting as placement agents for the PIPE financing.

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended, and may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Concurrently with the execution of the subscription agreement, Korro and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the SEC) registering the resale of the shares of Korro’s common stock and the shares of common stock issuable upon exercise of the pre-funded warrants, in each case sold in the PIPE financing.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Korro

Korro is a biopharmaceutical company focused on developing a new class of genetic medicines based on editing RNA for both rare and highly prevalent diseases. Korro is generating a portfolio of differentiated programs that are designed to harness the body’s natural RNA editing process, enabling a precise yet transient single base edit. By editing RNA instead of DNA, Korro is expanding the reach of genetic medicines by delivering additional precision and tunability, which has the potential for increased specificity and improved long-term tolerability. Using an oligonucleotide-based approach, Korro expects to bring its medicines to patients by leveraging its proprietary platform with precedented delivery modalities, manufacturing know-how, and established regulatory pathways of approved oligonucleotide drugs. Korro is based in Cambridge, Massachusetts.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, but are not limited to, express or implied statements regarding expectations, hopes, beliefs, intentions or strategies of Korro regarding the future including, without limitation, express or implied statements regarding: the closing of the PIPE and intended use of net proceeds from the PIPE; Korro’s unaudited cash, cash equivalents and marketable securities as of December 31, 2025; Korro’s cash runway and financial resources; the clinical development and milestones for KRRO-121 and Korro’s GalNAc-conjugated AATD program; and Korro’s ability to advance its pipeline and the role of RNA editing technology in developing transformational therapies; among others. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including risks associated with meeting closing conditions of the PIPE; completion of year-end audit and finalizing audited financials; pre-clinical studies and conducting clinical trials; risks associated with validating in clinical trials observations from pre-clinical studies; risks associated with collaborating with third parties; other risks associated with protecting intellectual property; as well as risks associated with general economic conditions; and other risks and uncertainties indicated from time to time in Korro’s filings with the SEC, including Part I Item 1A. “Risk Factors” in Korro’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2025 as such may be amended or supplemented by its other filings with the SEC. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, Korro does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in Korro.

Korro Bio Contact Information

Investor & Media Contact

Malini Chatterjee, Ph.D

Blueprint Life Science Group

mchatterjee@bplifescience.com or ir@korrobio.com

917.330.4269